                                                                   EXHIBIT 10.15

                                                     SERVICE AGREEMENT NO. 42794
                                                   CONTROL NO. 1994-07-11 - 0016


                             FTS2 SERVICE AGREEMENT


THIS AGREEMENT, made and entered into this    01   day of     NOVEMBER    ,
1994 , by and between:


         COLUMBIA GULF TRANSMISSION COMPANY
         ("TRANSPORTER")
         AND
         MOUNTAINEER GAS CO
         ("SHIPPER")


WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS2 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, First Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered. are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.102 of Subpart B of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of A LOCAL DISTRIBUTION COMPANY, MOUNTAINEER GAS CO.

Section 2. Term. Service under this Agreement shall commence as of NOVEMBER 01, 1994, and shall continue in full force and effect until OCTOBER 31, 2004, and from YEAR-to-YEAR thereafter unless terminated by either party upon 6 MONTHS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 683, Houston, Texas 77001, Attention:
Director, Planning, Transportation and Exchange and notices to Shipper shall be addressed to it at:

         MOUNTAINEER GAS CO
         414 SUMMERS STREET
         CHARLESTON, WV 25301
         ATTN:  KAREN MACON;

                                                     SERVICE AGREEMENT NO. 42794
                                                   CONTROL NO. 1994-07-11 - 0016



until changed by either party by written notice.

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements:
FTS2  39186


    MOUNTAINEER GAS CO


By: /s/ Richard L. Grant
   --------------------------------
Title: President
       ----------------------------

    COLUMBIA GULF TRANSMISSION COMPANY


By: /s/ Paul H. Pieri
   --------------------------------
Title: Vice President
      -----------------------------

                                                    Revision No.
                                                    Control No. 1994-07-11 -0016


Appendix A to Service Agreement No. 42794

Under Rate Schedule FTS2

Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY

and (Shipper) MOUNTAINEER GAS CO



             Transportation Demand             76,491   Dth/day




                             Primary Receipt Points


             Measuring              Measuring                          Maximum Daily
             Point No.              Point Name                       Quantity (Dth/Day)
----------------------------------------------------------------------------------------------
             4029                   NGPL-ERATH (BYPASS)                     6,170
             4073                   EXXON-CHALKLEY                          4,983
             426                    NGPL-PECAN LAKE                        11,878
             433                    CGT-EGAN A                              4,484
             434                    TENNESSEE-EGAN B                        4,983
             481                    SEA ROBIN-ERATH                        19,592
             519                    TEXACO-HENRY HUB                        9,254
             595                    VGS-VENICE PLANT                        5,181
             596                    EXXON-GRAND IS                          4,983
             706                    SANTA FE-LAKE ARTHUR                      997
             708                    SANTE FE-LAKE ARTHUR                      997
             709                    JOB-LAKE ARTHUR                           997
             712                    SANTA FE-LAKE ARTHUR                    1,992

                                                    Revision No.
                                                    Control No. 1994-07-11 -0016



Appendix A to Service Agreement No. 42794

Under Rate Schedule FTS2

Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY

and (Shipper) MOUNTAINEER GAS CO



                            Primary Delivery Points

             Measuring              Measuring                        Maximum Daily
             Point No.              Point Name                     Quantity (Dth/Day)
--------------------------------------------------------------------------------------------
             2700010                CGT-RAYNE                            78,491

                                                    Revision No.
                                                    Control No. 1994-07-11 -0016



Appendix A to Service Agreement No. 42794

Under Rate Schedule FTS2

Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY

and (Shipper) MOUNTAINEER GAS CO





The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.




CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1994. This Appendix A shall cancel and supersede the previous
Appendix A effective as of                 N/A                   , to the
Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


       MOUNTAINEER GAS CO


By:    /s/ Richard L. Grant
   -----------------------------
Name:  Richard L. Grant
     ---------------------------
Title: President
      --------------------------
Date:  8-30-94
     ---------------------------

       COLUMBIA GULF TRANSMISSION COMPANY


By:    /s/ Paul H. Pieri
   -----------------------------
Name:  Paul H. Pieri
     ---------------------------
Title: Vice President
      --------------------------
Date:  8-10-94
     ---------------------------